Supplement, dated July 23, 2021

to Prospectuses and Brochures, dated May 1, 2021

Statutory Prospectuses of Mutual of America Life Insurance Company Separate Account No. 2

Thrift Plan Contracts; 457 Plan Contracts;

Tax Deferred Annuity Plan Contracts (“TDA Contracts”);

Voluntary Employee Contribution Program Contracts (“VEC Contracts”);

Individual Retirement Annuity (“IRA Contracts”) and

Flexible Premium Annuity Contracts (“FPA Contracts”)

Brochures of Mutual of America Life Insurance Company Separate Account No. 1

Defined Contribution Contracts; and Defined Benefit Plan and Pension Investment Contracts

The following supplemental information should be read in conjunction with the Statutory Prospectuses dated May 1, 2021 for the Thrift Plan Contracts, 457 Plan Contracts, TDA Contracts, VEC Contracts, IRA Contracts, and FPA Contracts, and the Brochures dated May 1, 2021 for the Defined Contribution Contracts, Defined Benefit Plan and Pension Investment Contracts, (together, the “Contracts”) issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 and Mutual of America Separate Account No. 1 (the “Separate Accounts”). Special terms not defined herein have the meanings ascribed to them in your Prospectus or Brochure.

Effective July 23, 2021, we will discontinue the requirement that transfers into any of the Subaccounts that invest in the International Funds can only be effected by mail. The policies and procedures that we have adopted and implemented with regard to frequent transfers also apply to the International Funds.

Within the “Your Right to Transfer Among Investment Alternatives” section, and the “Administrative Provisions” section, delete the exceptions related to transfers to any of the International Funds. Within the “Frequent Transfers Among Subaccounts” section, delete the two paragraphs beginning with “Transfers into any of the Subaccounts that invest in the International Funds can only be effected by mail.”